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CONFIDENTIAL TREATMENT REQUEST                                    EXECUTION COPY

                                                                   EXHIBIT 10.63

PORTIONS OF THIS EXHIBIT WERE OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934. SUCH PORTIONS ARE MARKED BY ASTERISKS.

                            STOCK PURCHASE AGREEMENT

        This Stock Purchase Agreement (this "Agreement") is made as of December 20, 2002 by and between Genome Therapeutics Corp., a Massachusetts corporation (the "Company"), and Amgen Inc., a Delaware corporation ("Purchaser").

                                    RECITALS

        a. The Company and Purchaser have entered into a research collaboration and license agreement dated the date hereof (the "Collaboration Agreement") related to the discovery and development of human therapeutics for the treatment of osteoporosis and other diseases;

        b. In connection with the Collaboration Agreement, the Company and the Purchaser have agreed that the Purchaser will purchase up to an aggregate value of ***** of the Company's common stock, par value $0.10 per share (the "Common Stock"); and

        c. The Company and Purchaser are executing and delivering this agreement in reliance upon the exemption from registration under the Securities Act of 1933, as amended, by virtue of Section 4(2) thereof and Regulation D, as promulgated thereunder by the U.S. Securities and Exchange Commission.

        NOW, THEREFORE, in consideration of the premises and mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged the parties hereto, intending to be legally bound, hereby confirm their respective agreements as follows:

        1.      AUTHORIZATION AND PURCHASE OF THE SHARES.

                1.1 Authorization of the Shares. The Company's Board of Directors has authorized the issuance by the Company and the sale to the Purchaser of fully paid and nonassessable shares of Common Stock, all as more fully described, and subject to the conditions set forth, below (the "Shares").

                1.2 Purchase of Shares. Subject to the terms and conditions set forth below, the Company agrees to issue to Purchaser, and Purchaser hereby agrees to purchase from the Company, the Shares in consideration for the rights granted to the Company under the Collaboration Agreement and for cash consideration at such times and in the amounts as more fully described, and subject to the conditions set forth, below. A copy of the Collaboration

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CONFIDENTIAL TREATMENT REQUEST                                    EXECUTION COPY

Agreement, in the form to be executed and delivered by each of Purchaser and the Company on the date hereof, is annexed hereto as Exhibit 1.

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        2.      THE CLOSING.

                2.1 Closing Dates. Each closing of the purchase and sale of the Shares to Purchaser hereunder (the "Closings") shall be held at the offices of the Company, within thirty (30) days of the achievement of each of the milestones referenced in Section 2.2 hereof, at 5:00 p.m., Massachusetts time, or at such other date, time and place as the Company and Purchaser mutually agree upon, orally or in writing (the "Closing Dates"). On each Closing Date, the Company shall deliver to Purchaser the Shares registered in the name of Purchaser.

                2.2 Schedule of Closings. Purchaser shall purchase at the Fair Market Value per share (a) that number of shares equal to ***** upon satisfaction of the *****; (b) that number of shares ***** upon satisfaction of *****; and (c) that number of shares equal to *****. For the purposes of this Agreement, "Fair Market Value" means 125% of the average closing stock price over the period of time *****. The Company and Purchaser acknowledge and agree that at no time shall Purchaser's equity interest in the Company ***** of the outstanding shares of the Company's Common Stock. If, at the time of a Closing, the requirement to purchase Shares at such Closing, in accordance with the milestones set forth above would result in Purchaser owning an equity interest ***** of the outstanding shares of the Company's Common Stock at such time, Purchaser's obligation to purchase such Shares as such Closing shall be limited to that amount of Common Stock that would result in the cumulative purchase of an equity interest of ***** of the Company's Common Stock, and Purchaser shall have no further obligation to purchase additional stock at a later date or of any other form of payment to the Company with respect to that particular milestone.

                2.3 Option of the Company. Notwithstanding anything in this Agreement to the contrary, the obligation of the Company to sell Shares to Purchaser upon satisfaction of the conditions set forth above will be at the option of the Company. If the Company elects not to sell Shares to Purchaser, then it must deliver written notice to Purchaser of such election within ten business days of the date the Company is notified of satisfaction of the applicable milestone. If the Company so elects, Purchaser will be relieved of its obligation to purchase such Shares and will be under no further obligation to purchase such Shares at a future date or make any other form of payment to the Company with respect to that particular milestone.

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        3.      CONDITIONS OF THE PURCHASER'S OBLIGATIONS.

                The obligations of Purchaser to the Company under this Agreement are subject to the fulfillment, on or before each Closing, of each of the following conditions, unless otherwise waived by Purchaser:

                3.1 Representations and Warranties. The representations and warranties of the Company contained in Section 5 shall be true and correct in all material respects on and as of such Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing.

                3.2 Performance. The Company shall have performed and complied in all material respects with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before such Closing.

                3.3 Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state or other self-regulatory body that are required to be in effect as of such Closing in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall be obtained and effective as of such Closing.

                3.4 Consents and Waivers. The Company shall have obtained any and all consents and waivers necessary or appropriate for consummation of the transactions contemplated by this Agreement (except as such as may be properly obtained subsequent to such Closing).

                3.5 Compliance Certificate. The President of the Company shall deliver to Purchaser at each Closing a certificate certifying that the conditions specified in Sections 3.1, 3.2, 3.3, 3.4, 3.6, 3.9 and 3.10 have been fulfilled.

                3.6 Collaboration Agreement. Purchaser and the Company shall have executed and delivered the Collaboration Agreement and the Collaboration Agreement shall be in full force and effect. Purchaser shall have made the applicable milestone payment under the Collaboration Agreement corresponding to such Closing, whether by payment or pursuant to any offset provided under the Collaboration Agreement.

                3.7 Opinion of Company Counsel. Purchaser shall have received from outside counsel for the Company a legal opinion, dated as of the applicable Closing Date, containing the opinions attached hereto as Exhibit 3.7, subject, in each case, to such outside counsel's customary exceptions, qualifications and assumptions.

                3.8 Bankruptcy Proceeding. Neither the Company nor any of its Subsidiaries (as defined below) (a) has instituted or consented to the institution of any proceeding under a Debtor Relief Law relating to it or to all or any material part of its respective property; (b) is unable or has admitted in writing its inability to pay its debts as they mature; (c) has made an assignment for the benefit of creditors; or (d) applied for or consented to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer for it or for all or any material part of its property; nor has any receiver, trustee, custodian, conservator,

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liquidator, rehabilitator or similar officer been appointed without the application or consent of the Company or any of its Subsidiaries. No proceeding under a Debtor Relief Law relating to the Company or any of its Subsidiaries or to all or any part of their respective property has been instituted without the consent of the Company or any of its Subsidiaries and continued undismissed or unstayed for 30 days. For the purposes of this Agreement, "Debtor Relief Laws" means the Bankruptcy Code of the United States of America, as amended from time to time, and all other applicable liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws from time to time in effect affecting the rights of creditors generally.

                3.9 Nasdaq Listing. The Shares to be purchased at such Closing shall have been listed on The Nasdaq Stock Market, Inc. Nation Market.

                3.10 Change of Control. Between the date hereof and the applicable Closing, there shall not have been a Change of Control of the Company. For the purposes of this Agreement, "Change of Control" shall have the meaning set forth in the Collaboration Agreement.

        4.      CONDITIONS OF THE COMPANY'S OBLIGATIONS.

                The obligations of the Company to Purchaser under this Agreement are subject to the fulfillment, on or before each Closing, of each of the following conditions, unless otherwise waived by Company:

                4.1 Representations and Warranties. The representations and warranties of Purchaser contained in Section 6 shall be true and correct in all material respects on and as of such Closing with the same effect as though such representations and warranties had been made on and as of such Closing.

                4.2 Performance. Purchaser shall have performed and complied in all material respects with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before such Closing.

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        5.      REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

                The Company represents and warrants to Purchaser as follows:

                5.1 Organization. The Company is duly organized and validly existing in good standing under the laws of the jurisdiction of its organization. Each of the Company and its Subsidiaries (as defined in Rule 405 under the Securities Act of 1933, as amended (the "Securities Act")) has full power and authority to own, operate and occupy its properties and to conduct its business as presently conducted and as described in the SEC Documents (hereinafter defined) and is registered or qualified to do business and in good standing in each jurisdiction in which it owns or leases property or transacts business and where the failure to be so qualified would have a material adverse effect upon the business, financial condition, properties or operations of the Company and its Subsidiaries, considered as one enterprise. The Company has no subsidiaries other than Collaborative Securities Corp. and Collaborative Genetics, Inc. (each, a "Subsidiary").

                5.2 Due Authorization; Consents. The Company has all requisite corporate power and has taken all requisite corporate action to execute and deliver each of this Agreement and the Collaboration Agreement (collectively, the "Transaction Agreements"), to sell and issue the Shares and to carry out and perform all of its obligations hereunder and thereunder. Each of the Transaction Agreements has been duly authorized, executed and delivered on behalf of the Company and constitutes the valid and binding agreement of the Company, enforceable in accordance with its terms. All consents, approvals and authorizations of, and registrations, qualifications and filings with, any federal or state governmental agency, authority or body, or any third party, required in connection with the execution, delivery and performance of this Agreement and the Collaboration Agreement, the valid issuance and sale of the Shares to be sold pursuant to this Agreement and the consummation of the transactions contemplated hereby and thereby have been obtained or will be obtained as of each Closing and are effective as of each Closing, except for any securities filings required to be made under federal or state securities laws.

                5.3 Validity of Securities. The Shares, when sold against the consideration therefore as provided herein, will be duly authorized and validly issued, fully paid and nonassessable and free of any liens or encumbrances arising through the Company. The issuance and delivery of the Shares is not subject to preemptive or any similar rights of the stockholders of the Company or any liens or encumbrances arising through the Company.

                5.4 SEC Documents; Financial Statements. Each of (a) the Company's Annual Report on Form 10-K for the most recently completed fiscal year, (b) the Company's most recently filed Notice of Annual Meeting of Stockholders and Proxy Statement and (c) the Company's Quarterly Reports on Form 10-Q, and all other documents, if any, filed by the Company since the date of the most recently filed Annual Report on Form 10-K pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act;" collectively, the above documents shall be referred to hereinafter as the "SEC Documents"), as filed by the Company with the Securities and Exchange Commission (the "SEC") or incorporated by reference therein complied in all material respects to the requirements of the Exchange Act, and the rules, regulations and instructions of the SEC thereunder. Each of

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the SEC Documents, as of its respective filing date, contained no untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances in which they were made, not misleading. The financial statements of the Company included in the SEC Documents (the "Financial Statements") comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto. Except as may be indicated in the Financial Statements or the notes thereto, the Financial Statements have been prepared in accordance with generally accepted accounting principles ("GAAP") consistently applied and fairly present the consolidated financial position and operating results of the Company and its Subsidiaries as of the dates, and for the periods, indicated therein.

                5.5 Non-Contravention. The execution and delivery of the Agreement, the issuance and sale of the Shares to be sold by the Company under this Agreement, the fulfillment of the terms of the Transaction Agreements and the consummation of the transactions contemplated hereby and thereby will not
(A) conflict with or constitute a violation of, or default (with the passage of time or otherwise) under, (i) any bond, debenture, note or other evidence of indebtedness, or under any lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company or any Subsidiary is a party or by which it or any of its Subsidiaries or their respective properties are bound, (ii) the charter, by-laws or other organizational documents of the Company or any Subsidiary, or (iii) any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company or any Subsidiary or their respective properties, except where, in the cases of clauses
(i) and (iii) of this Section 5.5, any such conflict, violation, or default would not, individually or in the aggregate have a material adverse effect on the Company, or (B) result in the creation or imposition of any lien, encumbrance, claim, security interest or restriction whatsoever upon any of the properties or assets of the Company or any Subsidiary or an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or any indenture, mortgage, deed of trust or any other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them is bound or to which any of the property or assets of the Company or any Subsidiary is subject.

                5.6 Liabilities. Except as set forth in the SEC Documents, the Company has no material indebtedness for borrowed money that the Company has directly or indirectly created, incurred, assumed, or guaranteed, or with respect to which the Company has otherwise become directly or indirectly liable.

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                5.7     Capitalization. The capitalization of the Company is as
set forth in the SEC Documents. Since the date of the most recent SEC Document which includes a full description of the capitalization of the Company, the Company has not issued any capital stock other than pursuant to (i) employee benefit plans disclosed in the SEC Documents, or (ii) outstanding warrants or options disclosed in the SEC Documents. The outstanding shares of capital stock of the Company have been duly and validly issued and are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and were not issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. Except as a result of the purchase and sale of the Shares and except as disclosed in Schedule 5.7, which schedule shall only be required to be provided at each Closing, or as set forth in or contemplated by the SEC Documents, there are no outstanding rights (including, without limitation, preemptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any unissued shares of capital stock or other equity interest in the Company or any Subsidiary, or any contract, commitment, agreement, understanding or arrangement of any kind to which the Company is a party or of which the Company has knowledge and relating to the issuance or sale of any capital stock of the Company or any Subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options. Without limiting the foregoing, no preemptive right, co-sale right, right of first refusal, registration right, or other similar right exists with respect to the Shares or the issuance and sale thereof. No further approval or authorization of any stockholder, the Board of Directors of the Company or others is required for the issuance and sale of the Shares. The Company owns the entire equity interest in each of its Subsidiaries, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest, other than as described in the SEC Documents. Except as disclosed in the SEC Documents, there are no stockholders agreements, voting agreements or other similar agreements with respect to the Common Stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company's stockholders.

                5.8 Legal Proceedings. There is no material legal or governmental proceeding pending or, to the knowledge of the Company, threatened to which the Company or any Subsidiary is or may be a party or of which the business or property of the Company or any Subsidiary is subject that is not disclosed in the SEC Documents.

                5.9 No Violations. Neither the Company nor any Subsidiary is in violation of its charter, bylaws, or other organizational document, or in violation of any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company or any Subsidiary (including without limitation, all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters), which violation, individually or in the aggregate, would be reasonably likely to have a material adverse effect on the business or financial condition of the Company and its Subsidiaries, considered as one enterprise, or is in default (and there exists no condition which, with the passage of time or otherwise, would constitute a default) in any material respect in the performance of any bond, debenture, note or any other evidence of indebtedness in any indenture, mortgage, deed of trust or any other material agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary is bound or by which the properties of the Company or any Subsidiary are bound.

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                5.10    Title to Properties and Assets. Except as set forth in
the SEC Documents, the Company has good and marketable title to its properties and assets held in each case subject to no lien of any kind except for liens for taxes that are not yet due and payable or, in the case of leased real property, easements and other rights or restrictions of record that do not materially impair the use or value of such property to the Company. With respect to the property and assets it leases, the Company is in material compliance with such leases and, to the Company's knowledge, the Company holds valid leasehold interests in such assets free of any liens, encumbrances, security interests or claims of any party other than the lessors of such property and assets.

                5.11 Intellectual Property. (i) Each of the Company and its Subsidiaries owns or possesses sufficient rights to use all patents, patent rights, trademarks, copyrights, licenses, inventions, trade secrets, trade names and know-how (collectively, "Intellectual Property") described or referred to in the SEC Documents as owned by it or that are necessary for the conduct of its business as now conducted or as proposed to be conducted as described in the SEC Documents except where the failure to currently own or possess would not have a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and its Subsidiaries considered as one enterprise, and (ii) neither the Company nor any of its Subsidiaries has received any notice of, or has any knowledge of, any violation or infringement by a third party of any Intellectual Property that, individually or in the aggregate, would have a material adverse effect on the financial condition or business of the Company and its Subsidiaries considered as one enterprise.

                5.12 No Infringement. Except as disclosed in the SEC Documents, to the Company's knowledge, the Company has not violated or infringed, and, to the Company's knowledge, is not currently violating or infringing, and the Company has not received any communications alleging that the Company (or any of its employees or consultants) has violated or infringed or, by conducting its business as currently proposed, would violate or infringe, any Intellectual Property of any other person or entity.

                5.13 No Material Adverse Change. Since the date of the latest Annual Report on Form 10-K or Quarterly Report on Form 10-Q, there has not been
(i) any material adverse change in the financial condition or operating results of the Company or its Subsidiaries, (ii) any material adverse event affecting the Company or its Subsidiaries, (iii) any obligation, direct or contingent, that is material to the Company and its Subsidiaries considered as one enterprise, incurred by the Company or any Subsidiary, except obligations incurred in the ordinary course of business (iv) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or any of its Subsidiaries, or (v) any loss or damage (whether or not insured) to the physical property of the Company or any of its Subsidiaries which has been sustained which has a material adverse effect on the condition (financial or otherwise), operating results, operations or business of the Company and its Subsidiaries considered as one enterprise.

                5.14 Disclosure. No representation or warranty by the Company in the Transaction Agreements or in any statement or certificate signed by any officer of the Company furnished or to be furnished to the Purchaser pursuant to this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact required to

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CONFIDENTIAL TREATMENT REQUEST

be stated therein or necessary in order to make the statements therein, in light of the circumstances in which they are made, not misleading.

                5.15 Exchange Market Compliance. The Company's Common Stock is listed on the Nasdaq Stock Market, Inc. National Market (the "Nasdaq National Market") or such other nationally recognized exchange or quotation system, including, but not limited to, the Nasdaq SmallCap Market or the OTC Bulletin Board. The Company has taken no action that is likely to have the effect of causing the Common Stock to be delisted from the Nasdaq National Market or such other nationally recognized exchange or quotation system. The Company's Common Stock is registered pursuant to Section 12(g) of the Exchange Act, and the Company has taken no action that is likely to have the effect of terminating the registration of the Common Stock under the Exchange Act, nor has the Company received any notification that the SEC is contemplating terminating such registration.

                5.16 Listing. The Company shall comply with all requirements of the National Association of Securities Dealers, Inc. ("NASD") with respect to the issuance of the Shares and the listing thereof on the Nasdaq National Market or other trading market on which the Common Stock is listed or quoted, if applicable.

        6.      REPRESENTATIONS AND WARRANTIES OF PURCHASER.

                Purchaser hereby represents and warrants to the Company as follows:

                6.1 Investment Experience. Purchaser is an "accredited investor" within the meaning of Rule 501 under the Securities Act. Purchaser is aware of the Company's business affairs and financial condition and has, in reliance upon the representations and warranties contained in this Agreement, acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Purchaser has such business and financial experience as is required to give it the capacity to protect its own interests in connection with the purchase of the Shares. Purchaser has had the opportunity to ask questions and receive answers concerning the terms and conditions of its purchase of the Shares and to obtain any additional information from the Company that is necessary to verify the information furnished in the SEC Documents.

                6.2 Investment Intent. Purchaser is purchasing the Shares for investment for its own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act. Purchaser understands that the Shares have not been registered under the Securities Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of Purchaser's investment intent as expressed herein.

                6.3 Due Authorization. Purchaser has all requisite corporate power and has taken all requisite corporate action to execute and deliver this Agreement and to carry out and perform all of its obligations hereunder. This Agreement has been duly authorized, executed and delivered on behalf of Purchaser and constitutes the valid and binding agreement of Purchaser, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy,

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CONFIDENTIAL TREATMENT REQUEST

insolvency, reorganization or similar laws relating to or affecting the enforcement of creditors' rights generally and (ii) as limited by equitable principles generally.

                6.4 No Legal, Tax or Investment Advice. Purchaser understands that nothing in this Agreement or any other materials presented to Purchaser in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Shares.

        7. RESTRICTIONS ON TRANSFER OF SECURITIES; REGISTRATION OF THE SHARES; COMPLIANCE WITH THE SECURITIES ACT.

                7.1 Restrictions on Transferability Prior to Registration. The Securities shall not be offered, resold, pledged or otherwise transferred from Purchaser to a transferee other than (i) in accordance with the provisions of this Section 7 or (ii) in a transaction meeting the requirements of Rule 144 under the Securities Act ("Rule 144") or otherwise in accordance with the Securities Act and the applicable securities laws of any state of the United States or any other applicable jurisdiction, provided that Purchaser provides prior notice to the Company and, if reasonably requested by the Company, delivers to the Company an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration under the Securities Act. Notwithstanding the foregoing, the Company hereby consents to and agrees to register on the books of the Company and with any transfer agent for the securities of the Company, any transfer of Shares by Purchaser to an "affiliate" (as such term is defined in Rule 144) of such Purchaser, provided that the transferee certifies to the Company that it is an "accredited investor" within the meaning of Rule 501 under the Securities Act and that it is acquiring the Shares solely for investment purposes. As a condition of such transfer, any such transferee shall agree in writing to be bound by the terms of Section 7 of this Agreement and, so long as Purchaser transfers ***** of the Shares held by it at such time to the transferee, such transferee shall have the rights of Purchaser under Section 7 of this Agreement; provided, however, with respect to any subsequent transfer of Shares by any such subsequent transferee, such Shares shall not be considered Registrable Securities (as defined below) under this Agreement. Purchaser will be required to notify any subsequent transferee of any then existing resale restrictions as set forth above and to comply with the provisions of this Section 7.

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CONFIDENTIAL TREATMENT REQUEST

                7.2 Restrictive Legends. Each certificate representing any of the Shares (or any other securities issued in respect of the Shares upon any stock split or stock dividend) shall (unless otherwise permitted by the provisions hereof) be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required under applicable federal or state securities laws):

        THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM. THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE RIGHTS OF THE HOLDER HEREOF ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND OTHER RESTRICTIONS, AND THE HOLDER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE (INCLUDING ANY FUTURE HOLDER) IS BOUND BY THE TERMS OF A STOCK PURCHASE AGREEMENT BETWEEN THE ORIGINAL PURCHASER AND THE COMPANY (COPIES OF WHICH MAY BE OBTAINED FROM THE COMPANY).

        Such legend shall be removed by delivery of substitute certificates without legend: (i) if the Shares have been sold pursuant to an effective registration statement, or (ii) if Rule 144(k) may be utilized by the seller of such security, or (iii) if such legend is not required under applicable requirements of the Securities Act.

                7.3     Registration Procedures and Expenses.

                        (a)     Shelf Registration.

                        (i) Shelf Registration Statement. Upon the request of the Holders of a majority of Registrable Securities (as defined below), the Company shall prepare and file or cause to be prepared and filed with the SEC promptly, but in no event later than ten business days, after receipt of such request a Registration Statement (as defined below) for an offering to be made on a delayed or continuous basis pursuant to Rule 415 of the Securities Act registering the resale from time to time by the Holders (as defined below) of all of the Registrable Securities acquired by the Holders at such Closing (each a "Shelf Registration Statement"). *****. For the purposes of this Agreement, "Registration Statement" shall mean any registration statement under the Securities Act of the Company that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the related Prospectus, all amendments and supplements to such registration statement, including pre- and post-effective amendments, all exhibits thereto and all material incorporated by reference or deemed to be incorporated by reference in such registration statement; "Registrable Securities" shall mean the Shares and any shares of common stock which may be issued or distributed with respect to, or in exchange for, such Registrable Securities pursuant to a stock dividend, stock split or other distribution, merger, consolidation, recapitalization or reclassification or similar transaction; "Holders" shall mean any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with Sections 7.1 or 9.4; and "Prospectus" shall mean the prospectus included in any Registration Statement (including a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A),

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CONFIDENTIAL TREATMENT REQUEST

as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and all other amendments and supplements to such prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus. The Shelf Registration Statement shall be on Form S-3 or, if Form S-3 is unavailable, another appropriate form permitting registration of such Registrable Securities for resale by such Holders in accordance with the methods of distribution set forth in the Shelf Registration Statement (such methods of distribution to include underwritten offerings and other methods designated in writing by the Holders pursuant to Section 7.3(d)). The Company shall not permit any securities other than the Registrable Securities to be included in the Shelf Registration Statement. The Company shall use commercially reasonable efforts to cause the Shelf Registration Statement to be declared effective under the Securities Act by the date (the "Shelf Effectiveness Deadline Date") that, if the Registration Statement is to be filed on Form S-3, is thirty (30) days after receipt of the request for such filing, and, if the Registration Statement is to be filed on Forms S-1, S-2, or any other appropriate form permitting registration of such Registrable Securities for resale by such Holders, is ninety (90) days after receipt of the request for such filing. The Company shall use commercially reasonable efforts to keep the Shelf Registration Statement continuously effective under the Securities Act (subject to Section 7.3(a)(v)) until the earlier of (x) the second anniversary of the date such Shelf Registration Statement is declared effective and (y) the sale of all of the Registrable Securities included in the Shelf Registration Statement (such period as may be extended in accordance with the proviso in Section 7.3(a)(ii), the "Shelf Effectiveness Period"). Each Holder agrees that if such Holder wishes to sell Registrable Securities pursuant to the Shelf Registration Statement and related Prospectus, it will do so only in accordance with this Section 7.3(a).

                        (ii) Subsequent Shelf Registrations. If the initial Shelf Registration Statement or any Subsequent Shelf Registration Statement ceases to be effective for any reason at any time during the Shelf Effectiveness Period (other than because of the sale of all of the Registrable Securities), the Company shall use commercially reasonable efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event shall within twenty (20) days of such cessation of effectiveness (or, if the cessation of effectiveness occurs during a Deferral Period, within five Business Days of the end of such Deferral Period) amend the Shelf Registration Statement in a manner reasonably expected by the Company to obtain withdrawal of the order suspending the effectiveness thereof, or file an additional "shelf" Registration Statement pursuant to Rule 415 of the Securities Act covering all of the Registrable Securities (a "Subsequent Shelf Registration Statement") to permit registration of the Registrable Securities. If a Subsequent Shelf Registration Statement is filed, the Company shall use its commercially reasonable efforts to cause the Subsequent Shelf Registration Statement to be declared effective under the Securities Act as soon as reasonably practicable after such filing or, if filed during a Deferral Period, immediately after completion of the Deferral Period, and to keep such Registration Statement continuously effective until the end of the Shelf Effectiveness Period; provided, however, that, unless all Registrable Securities included on the Shelf Registration Statement have been sold, the Shelf Effectiveness Period shall be extended by the aggregate number of days such Registration Statement was not effective as a result of Deferral Periods or Transaction Delay Periods. As used herein, the term "Shelf Registration Statement" means the Shelf Registration Statement and any Subsequent Shelf Registration Statement.

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

CONFIDENTIAL TREATMENT REQUEST

                        (iii) Amendments to Shelf Registration Statement. The Company shall promptly supplement and amend the Shelf Registration Statement and any related Prospectus if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement, if required by the Securities Act or as requested by Purchaser or by the Shelf Underwriter.

                        (iv)    Underwritten Syndicated Offerings.

                                (A)     If one or more Holders proposes to sell
Registrable Securities in an underwritten syndicated offering pursuant to the Shelf Registration Statement, such Holder or Holders may request the Company in writing to effect such underwritten syndicated offering by supplement or amendment to the Shelf Registration Statement, stating the number of Registrable Securities proposed to be sold. The Company and all Holders proposing to distribute Registrable Securities through such underwritten syndicated offering shall enter into an underwriting agreement in customary form with the underwriters for the offering.

                                (B)     Any underwritten syndicated offering
requested pursuant to this Section 7.3(a)(iv) shall be underwritten by an underwriter selected by the Holders (the "Shelf Underwriter").

                                (C)     Notwithstanding any provision of this
Agreement to the contrary, the Company shall not be required to effect an offering pursuant to this Section 7.3(a)(iv) during any Transaction Delay Period (as defined below) if, promptly, but in no event later than three business days, following the Company's receipt of a request from a Holder to effect an offering pursuant to this Section 7.3(a)(iv), the Company furnishes such Holder with a certificate signed by an executive officer of the Company (a "Transaction Delay Notice") to the effect that the Company prior to the Company's receipt of such request, had commenced preparations for the filing of a registration statement pertaining to a public offering of securities of the Company for the account of the Company (a "Company Offering"). Any "Transaction Delay Period" shall be the period commencing on the day the Company furnishes a Transaction Delay Notice and continuing until the ***** following the effectiveness of the registration statement relating to the applicable Company Offering, (B) promptly after the abandonment of the applicable Company Offering, or (C) ***** after the date of the Transaction Delay Notice. The Company may deliver no more than ***** Transaction Delay Notices in any twelve-month period, and the aggregate duration of all Transaction Delay Periods shall not exceed ***** in any twelve-month period. The Company shall use commercially reasonable efforts to cause any such registration statement relating to any such Company Offering to become effective as soon as possible.

                                (D)     *****

                                (E)     If in an underwritten syndicated
offering requested pursuant to this Section 7.3(a)(iv), the Shelf Underwriter reasonably advises the Company in writing that, in its opinion, the number of Registrable Securities requested to be included in such offering exceeds the number that can be sold in such offering at a price reasonably related to the then current market value of such securities, there shall be included in such offering only the

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

CONFIDENTIAL TREATMENT REQUEST

Registrable Securities that the Shelf Underwriter so advises may be sold at a price reasonably related to the then current market value of such securities.

                        (v)     Suspension of Shelf Registration Statement. Upon
(A) the issuance by the SEC of a stop order suspending the effectiveness of the Shelf Registration Statement or the initiation of proceedings with respect to the Shelf Registration Statement under Section 8(d) or 8(e) of the Securities Act or (B) the occurrence of a Material Event (as defined below) or the non-availability of financial statements required in the Shelf Registration Statement, the Company shall (i) in the case of clause (B) above, subject to the next to last sentence of this Section 7.3(a)(v), as promptly as practicable prepare and file a post-effective amendment to the Shelf Registration Statement or a supplement to the related Prospectus or any document incorporated therein by reference or file any other required document that would be incorporated by reference into the Shelf Registration Statement and Prospectus so that such Shelf Registration Statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and the related Prospectus does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, and, in the case of a post-effective amendment to the Shelf Registration Statement, subject to the next to last sentence of this Section 7.3(a)(v), use commercially reasonable efforts to cause it to be declared effective as soon as possible, and (ii) give notice to the Holders named as selling security holders in the Prospectus that the availability of the Shelf Registration Statement is suspended (a "Deferral Notice"). Upon receipt of any Deferral Notice, each Holder agrees not to sell any Registrable Securities pursuant to the Registration Statement until such Holder's receipt of copies of the supplemented or amended Prospectus provided for in clause (i) above, or until it is advised in writing by the Company that the Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus. The Company will use commercially reasonable efforts to ensure that the use of the Prospectus may be resumed (x) in the case of clause
(A) above, as promptly as is practicable, but ***** after the Deferral Notice is given to the Holders, or (y) in the case of clause (B) above, as soon as in the good faith judgment of the Company the public disclosure of such Material Event would not be prejudicial to or contrary to the interests of the Company, but ***** after the Deferral Notice is given to the Holders. The period during which the availability of the Shelf Registration Statement and any related Prospectus is suspended pursuant to Section 7.3(a)(v) (the "Deferral Period") shall not exceed ***** in any three (3) month period and ***** during the Shelf Effectiveness Period. For the purposes of this Agreement, a "Material Event" shall mean any event or the existence of any fact as a result of which the Company shall determine in its reasonable discretion that a Registration Statement shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or any Prospectus shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (including, in any such case, as a result of the non-availability of financial statements).

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

CONFIDENTIAL TREATMENT REQUEST

                        (b)     Holders Incidental Registration. Subject to
Section 7.3(f), the Company determines, in its sole discretion, that it shall file a registration statement under the Securities Act (other than (i) a registration statement providing for an offering on a delayed or continuous basis pursuant to Rule 415 of the Securities Act or (ii) a registration statement on Form S-4 or S-8 or any successor or similar forms) registering an underwritten offering of Common Stock for cash consideration on any form that also would permit the registration of the Registrable Securities and such filing is to be on its behalf and/or on behalf of selling holders of the Company's securities, the Company shall each such time promptly give each Holder written notice of such determination setting forth the date on which the Company proposes to file such registration statement, and advising each Holder of its right to have Registrable Securities included in such registration. The Company will select the managing underwriter and all other underwriters in any underwritten offering pursuant to this Section 7.3(b). Upon the written request of any Holder received by the Company no later than ten (10) days after the date of the Company's notice, the Company shall use commercially reasonable efforts to cause to be registered under the Securities Act all of the Registrable Securities that each such Holder has so requested to be registered; provided that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to proceed with the proposed registration of the securities to be sold by it, the Company may, at its election, give written notice of such determination to each Holder of Registrable Securities and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the registration expenses pursuant to Section 7.3(e) in connection therewith). If, in the written opinion of the managing underwriter, the total amount of such securities to be so registered, including such Registrable Securities, will exceed the maximum amount of the Company's securities that can be marketed either (a) at a price reasonably related to the then current market value of such securities, or (b) without otherwise materially and adversely affecting the entire offering, then the Company shall include in such registration first (1st), all the securities the Company proposes to sell for its own account or is required to register on behalf of any third party exercising demand registration rights and without having the adverse effect referred to above, and second (2nd), all Registrable Securities requested to be included in such registration by the Holders pursuant to this Section 7.3(b) and all shares of Common Stock requested to be included by third parties exercising the rights similar to those granted in this Section 7.3(b) up to the number which the Company has been advised can be sold in such offering without having either of the adverse effects referred to above. The number of such Registrable Securities requested to be included in such registration by the Holders pursuant to this Section 7.3(b) shall be limited to such extent and shall be allocated pro rata among all such requesting Holders and third parties exercising rights similar to those granted in this Section 7.3(b) on the basis of the relative number of Registrable Securities each such Holder has requested to be included in such registration and the number of shares of Common Stock requested to be included in such registration by such third parties.

                        (c) Obligations of the Company. Whenever required under Section 7.3(a) or Section 7.3(b) to use commercially reasonable efforts to effect the registration of any Registrable Securities, the Company shall, as expeditiously as possible:

                        (i) prepare and file with the SEC a Registration Statement with respect to such Registrable Securities and use commercially reasonable efforts to cause such

CONFIDENTIAL TREATMENT REQUEST

Registration Statement to become and remain effective for the period of the distribution contemplated thereby;

                        (ii) prepare and file with the SEC such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for the Shelf Effectiveness Period in the case of the Shelf Registration Statement or for a period not in excess of sixty (60) days (or such shorter period during which the distribution of securities thereunder continues) in the case of all other Registration Statements contemplated by this Agreement, cause the related Prospectus to be supplemented by any Prospectus supplement required by applicable law, and as so supplemented to be filed pursuant to the Securities Act and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Registration Statement in accordance with the intended methods of disposition by the seller or sellers thereof, and furnish to the Holders of the Registrable Securities copies of any such amendments and supplements prior to their being used or filed with the SEC, which amendments and supplements will be subject to the review of the Holders and their counsel;

CONFIDENTIAL TREATMENT REQUEST

                        (iii) furnish to the Holders such reasonable numbers of copies of the Registration Statement and any Prospectus included therein (including each preliminary Prospectus and any amendments or supplements thereto (including all exhibits and documents incorporated by reference) in conformity with the requirements of the Securities Act) and such other documents and information as they may reasonably request and make available for inspection by the parties referred to in Section 7.3(c)(iv) below such financial and other information and books and records of the Company, and cause the officers, directors, employees, counsel and independent certified public accountants of the Company to respond to such inquiries, as shall be reasonably necessary, in the judgment of the respective counsel referred to in such Section 7.3(c)(iv);

                        (iv) provide (1) the Holders of the Registrable Securities to be included in such Registration Statement, (2) the Shelf Underwriter or Demand Underwriter, as applicable, (3) the sales or placement agent, if any, therefor, (4) counsel for the Shelf Underwriters or Demand Underwriters or agent, as applicable, and (5) not more than one outside counsel for all the Holders of such Registrable Securities the opportunity to participate in the preparation of such Registration Statement, each Prospectus included therein or filed with the SEC, and each amendment or supplement thereto, and (a) promptly incorporate in a Prospectus supplement or post-effective amendment such information as the Shelf Underwriter or Demand Underwriter, as applicable, its counsel, or such Holders' counsel reasonably determine is necessary and appropriate to be included therein, (b) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment, and (c) supplement or make amendments to such Registration Statement;

                        (v) use commercially reasonable efforts to register or qualify the Registrable Securities covered by such Registration Statement under such other securities or Blue Sky laws of such jurisdictions within the United States as the Holders shall request for the distribution of the Registrable Securities covered by the Registration Statement; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business in or to file a general consent to service of process in any jurisdiction wherein it would not but for the requirements of this paragraph (v) be obligated to do so;

                        (vi) promptly notify the selling Holders, the sales or placement agent, if any, and the Shelf Underwriter or Demand Underwriter, as applicable, (1) when such Registration Statement, amendment, supplement or post-effective amendment has been filed, and, with respect to such Registration Statement or any post-effective amendment, when the same has become effective,
(2) of any comments by the SEC or by any Blue Sky or securities commissioner or regulator of any state with respect thereto, (3) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceedings for that purpose, or (4) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

CONFIDENTIAL TREATMENT REQUEST

                        (vii) subject to Sections 7.3(a)(v) use commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of such Registration Statement and use its commercially reasonable efforts to cause such Registrable Securities covered by any such Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Holders to consummate the disposition of such Registrable Securities;

                        (viii) furnish on the date that the Registrable Securities are delivered to the Shelf Underwriter or Demand Underwriter, as applicable, for sale pursuant to such registration, (1) a signed opinion, dated such date, of the outside legal counsel representing the Company for the purpose of such registration, addressed to the Shelf Underwriter or Demand Underwriter, as applicable, as to such matters as such underwriters may reasonably request and as would be customary in such a transaction; and (2) letters dated such date and the date the offering is priced from the independent certified public accountants of the Company, addressed to the Shelf Underwriter or Demand Underwriter, as applicable, (i) stating that they are independent certified public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements and other financial data of the Company included in the Registration Statement or the Prospectus, or any amendment or supplement thereto, comply as to form in all material respects with the applicable accounting requirements of the Securities Act and (ii) covering such other financial matters with respect to the registration in respect of which such letter is being given as the Shelf Underwriter or Demand Underwriter, as applicable, may reasonably request and as would be customary in such a transaction;

                        (ix) enter into customary agreements (including, without limitation, an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities to be so included in the Registration Statement;

                        (x) cooperate with the Holders of the Registrable Securities and the Shelf Underwriter or Demand Underwriter, as applicable, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, and enable such Registrable Securities to be in such denominations and registered in such names as the Shelf Underwriter or Demand Underwriter, as applicable, may request at least five Business Days prior to any sale of the Registrable Securities;

                        (xi) otherwise comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, but not later than eighteen months after the effective date of the Registration Statement, an earnings statement covering the period of at least twelve months beginning with the first full month after the effective date of such Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act;

                        (xii) use commercially reasonable efforts to list the Registrable Securities covered by such Registration Statement with any securities exchange on which the Common Stock of the Company is then listed; and

CONFIDENTIAL TREATMENT REQUEST

                        (xiii) use commercially reasonable efforts to make available appropriate senior executive officers of the Company to participate in customary "road show" presentations that may be reasonably requested by the Holders in any underwritten syndicated offering; provided that the participation of such senior executive officers shall not interfere with the conduct of their duties to the Company.

With respect to registration required pursuant to Section 7.3(a), the period of distribution of Registrable Securities in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it but in no event longer than forty-five (45) days from the effective date.

                        (d) Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement that the Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them, and the intended method of disposition of such securities as the Company shall reasonably request in writing and as shall be required in connection with the action to be taken by the Company.

                        (e)     Expenses of Registration.

                        (i) Shelf and Requested Registration. All expenses incurred in connection with each registration pursuant to Section 7.3(a), including without limitation all registration, filing and qualification fees, word processing, duplicating, printers' and accounting fees (including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance), fees of the NASD or listing fees, messenger and delivery expenses, all fees and expenses of complying with state securities or Blue Sky laws, and fees and disbursements of counsel for the Company and one outside legal counsel for the Holders (if such Registration Statement is on Form S-3, such fees and disbursements for outside legal counsel for the Holders shall *****, or, if such Registration Statement is on another form permitting registration of such Registrable Securities for resale by such Holders, such fees and disbursements shall be limited to reasonable fees and disbursements), hired to review and oversee any offering, shall be borne by the Company. The Holders shall bear and pay the underwriting commissions and discounts applicable to the Registrable Securities offered for their account in connection with any regulations, filings and qualifications made pursuant to this Agreement.

                        (ii) Incidental Registration. All expenses other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications of Registrable Securities pursuant to
Section 7.3(b) for each Holder, including without limitation all registration, filing and qualification fees, word processing, duplicating, printers' and accounting fees (including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance), fees of the NASD or listing fees, messenger and delivery expenses, all fees and expenses of complying with state securities or Blue Sky laws, and fees and disbursements of counsel for the Company, shall be paid by the Company. The Holders shall bear and pay the underwriting commissions and discounts applicable to the Registrable Securities offered for their account in connection with any regulations, filings and qualifications

CONFIDENTIAL TREATMENT REQUEST

made pursuant to this Agreement, as well as related fees and disbursements of counsel or other advisors to Holders.

                        (f) Underwriting Requirements. In connection with any underwritten offering, the Company shall not be required under Section 7.3(b) to include Registrable Securities in such underwritten offering unless the Holder of such Registrable Securities accepts the terms of the underwriting of such offering that have been reasonably agreed upon between the Company and the underwriters selected by the Company in accordance with the terms of this Agreement.

                7.4     Indemnification. For the purpose of this Section 7.4:

                        (a) the term "Selling Stockholder" shall include Holders and any "affiliate" (as such term is defined in Rule 144) of any such Holder, and their respective permitted transferees and assigns;

                        (b) the term "untrue statement" shall, with respect to any Registration Statement, include any untrue statement or alleged untrue statement of a material fact contained in the related Registration Statement, or any omission or alleged omission to state in the related Registration Statement a material fact required to be stated therein or necessary to make the statements therein, not misleading, and, with respect to any Prospectus, include any untrue statement or alleged untrue statement of a material fact contained in the related Prospectus, or any omission or alleged omission to state in the related Prospectus a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                        (i) The Company agrees to indemnify and hold harmless the Selling Stockholder (and each person, if any, who controls the Selling Stockholder within the meaning of Section 15 of the Securities Act, each officer of the Selling Stockholder and each director of the Selling Stockholder) from and against any losses, claims, damages or liabilities to which the Selling Stockholder (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon (i) any untrue statement or (ii) any failure by the Company to fulfill any undertaking included in the related Registration Statement, and the Company will reimburse the Selling Stockholder promptly as incurred for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim, provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability (A) arises out of, or is based upon, an untrue statement made in conformity with written information furnished to the Company by the Selling Stockholder specifically for use in preparation of the Registration Statement or Prospectus (which has not been subsequently corrected or supplemented), (B) results directly from the failure of the Selling Stockholder to comply in all material respects with its covenants and agreements contained in Section 7 hereof respecting sale of the Shares, or (C) arises out of any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Selling Stockholder prior to the pertinent sale or sales by the Selling Stockholder.

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

CONFIDENTIAL TREATMENT REQUEST

                        (ii) The Selling Stockholder agrees to indemnify and hold harmless the Company (and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, each officer of the Company and each director of the Company) from and against any losses, claims, damages or liabilities to which the Company (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any untrue statement if such untrue statement was made in conformity with written information furnished by the Selling Stockholder specifically for use in preparation of the Registration Statement or Prospectus, and the Selling Stockholder will reimburse the Company promptly as incurred for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim, provided, however, that the Selling Stockholder need not indemnify any of the aforementioned indemnitees for such losses, claims, damages or liabilities arising from any statement or omission in any Prospectus that is corrected in any subsequent Prospectus if the subsequent Prospectus was furnished to the person or entity asserting the loss, claim, damage or liability prior to the pertinent transaction or transactions. The Selling Stockholder will reimburse the Company (or such officer, director or controlling person), as the case may be, for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such indemnifiable action, proceeding or claim; provided that the Selling Stockholder's obligation to indemnify the Company shall be limited to the net amount received by the Selling Stockholder from the sale of the Shares to which the loss related.

                        (iii) Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this
Section 7.4, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party under this Section 7.4 (except to the extent that such omission materially and adversely affects the indemnifying party's ability to defend such action) or from any liability otherwise than under this
Section 7.4. Subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof, such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof, provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate, in the opinion of counsel to the indemnified person, for the same counsel to represent both the indemnified person and such indemnifying person or any "affiliate" or "associate" (as those terms are defined in Rule 405 promulgated under the Securities Act) thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided, however, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel (together with appropriate local counsel) for all indemnified parties. In no event shall any indemnifying person be liable in respect of any amounts paid in settlement of any action unless the indemnifying person shall have approved the terms of such settlement; provided that

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CONFIDENTIAL TREATMENT REQUEST

such consent shall not be unreasonably withheld. No indemnifying person shall, without the prior written consent of the indemnified person, effect any settlement of any pending or threatened proceeding in respect of which any indemnified person is or could have been a party and indemnification could have been sought hereunder by such indemnified person, unless such settlement includes an unconditional release of such indemnified person from all liability on claims that are the subject matter of such proceeding.

                        (iv)    If the indemnification provided for in this
Section 7.4 is unavailable to or insufficient to hold harmless an indemnified party under subsection (i) or (ii) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Selling Stockholder on the other in connection with the statements or omissions or other matters which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, in the case of an untrue statement, whether the untrue statement relates to information supplied by the Company on the one hand or the Selling Stockholder on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement. The Company and the Selling Stockholder agree that it would not be just and equitable if contribution pursuant to this subsection (iv) were determined by pro rata allocation (even if Selling Stockholder were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (iv). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (iv) shall be deemed to include any reasonable legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (iv), Selling Stockholder shall not be required to contribute any amount in excess of the amount by which the net amount received by Selling Stockholder from the sale of the Shares to which such loss relates exceeds the amount of any damages which Selling Stockholder has otherwise been required to pay by reason of such untrue statement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Selling Stockholder's obligations in this subsection to contribute are several in proportion to their sales of Shares to which such loss relates and not joint.

                        (v) The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Section 7.4, and are fully informed regarding said provisions. They further acknowledge that the provisions of this Section
7.4 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration Statement as required by the Securities Act and the Exchange Act. The parties are advised that federal or state public policy as interpreted by the courts in certain jurisdictions may be contrary to certain of the provisions of this Section 7.4, and the parties hereto hereby expressly waive and

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CONFIDENTIAL TREATMENT REQUEST

relinquish any right or ability to assert such public policy as a defense to a claim under this Section 7.4 and further agree not to attempt to assert any such defense.

                7.5 Termination of Conditions and Obligations. The conditions precedent imposed by this Section 7 upon the transferability of the Shares shall cease and terminate as to any particular number of the Shares (i) when such Shares shall have been effectively registered under the Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition set forth in the Registration Statement covering such Shares, (ii) when such Shares are sold pursuant to Rule 144 or (iii) at such time as an opinion of counsel reasonably satisfactory to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

                7.6 Information Available. So long as a Registration Statement is effective covering the resale of Shares owned by Purchaser, the Company will furnish to Purchaser:

                        (a) as soon as practicable after it is available, one copy of (i) its Annual Report to Stockholders (which Annual Report shall contain financial statements audited in accordance with generally accepted accounting principles by a national firm of certified public accountants), (ii) its Annual Report on Form 10-K and amendments, if any, and (iii) its Quarterly Reports on Form 10-Q and amendments, if any (the foregoing, in each case, excluding exhibits);

                        (b) upon the request of Purchaser, all exhibits excluded by the parenthetical to subparagraph (a) of this Section 7.6 as filed with the SEC and publicly available and all other information that is made available to shareholders; and

                        (c) promptly upon the request of Purchaser, an adequate number of copies of the Prospectuses to supply to any other party requiring such Prospectuses; and the Company, upon the request of Purchaser, will meet with Purchaser or a representative thereof at the Company's headquarters, or such other mutually agreed upon location, to discuss all information relevant for disclosure in a Registration Statement covering the Shares and will otherwise cooperate with any Purchaser conducting an investigation for the purpose of reducing or eliminating such Purchaser's exposure to liability under the Securities Act, including the reasonable production of information at the Company's headquarters.

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CONFIDENTIAL TREATMENT REQUEST

        8.      COMPANY REPORTS FILED UNDER THE EXCHANGE ACT.

                With a view to making available to Purchaser the benefits of Rule 144 and other rules or regulations of the SEC that may permit the Purchaser to sell the Shares without registration, for the first two years in which Purchaser owns Shares issued in each Closing, the Company covenants and agrees to (a) comply with all of the reporting requirements of the Exchange Act applicable to it and shall comply with all other public information reporting requirements of the SEC that are conditions to the availability of Rule 144 for the sale of the Shares and (b) furnish to Purchaser, upon request, a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, and such other information as may be reasonably requested in order to avail the Purchaser of any rule or regulation of the SEC that permits the selling of any such Shares without registration.

        9.      MISCELLANEOUS.

                9.1 Waivers and Amendments. The terms of this Agreement may be waived or amended only with the written consent of the Company and Purchaser.

                9.2 Governing Law; Jurisdiction. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Delaware without regard to conflict of laws. The Company and Purchaser each hereby irrevocably submit to the nonexclusive jurisdiction of any court of the State of Delaware, both state and federal, for the purpose of any suit, action or other proceeding arising out of this Agreement.

                9.3     Survival. The covenants and agreements made under
Section 7 of this Agreement shall survive any Closing or any termination of the Collaboration Agreement.

                9.4 Successors and Assigns. The provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto. In the event of any merger, consolidation or acquisition involving the Company in which the Company is not the surviving entity, the Company's obligations hereunder, including the continued registration of the Shares pursuant to Section 7 hereof shall be expressly or by operation of law assumed by the surviving entity.

                9.5 Entire Agreement. The Transaction Agreements constitute the full and entire understanding and agreement between the parties with regard to the subject hereof; provided, however, that nothing in the Transaction Agreements shall be deemed to terminate or supersede the provisions of any confidentiality and disclosure agreements executed by the parties hereto prior to the date hereof, which agreements shall continue in full force and effect until terminated in accordance with their respective terms.

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CONFIDENTIAL TREATMENT REQUEST

                9.6 Notices, etc. All notices and other communications required or permitted hereunder shall be effective upon receipt and shall be in writing and may be delivered in person, by facsimile, overnight delivery service or U.S. mail, in which event it may be mailed by first-class, certified or registered, postage prepaid, addressed:

        if to Purchaser, at

                        Amgen Inc.
                        One Amgen Center Drive
                        Thousand Oaks, California  91320-1799
                        Attention:  Corporate Secretary
                        Fax:  (805) 449-4531

        or

        if to the Company, at

                        Genome Therapeutics Corp.
                        100 Beaver Street
                        Waltham, Massachusetts  02453
                        Attention:  President
                        Fax:  *****

or in any case at such other address as Purchaser or the Company shall have furnished to the other in writing.

                9.7 Severability of this Agreement. If any provision of this Agreement shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                9.8 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to Company or to the Purchaser, upon any breach or default of any party hereto under this Agreement, shall impair any such right, power or remedy of Company or the Purchaser nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of any similar breach of default thereafter occurring; nor shall any waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of Company or the Purchaser of any breach of default under this Agreement or any waiver on the part of Company or the Purchaser of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, or by law or otherwise afforded to Company or the Purchaser shall be cumulative and not alternative.

                9.9 Titles and Subtitles. The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference and shall not, by themselves, determine the construction of this Agreement.

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CONFIDENTIAL TREATMENT REQUEST

                9.10 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

                9.11 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchaser and the Company will be entitled to specific performance under this Agreement. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

                9.12 Attorneys' Fees. In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys' fees in addition to its costs and expenses and any other available remedy.

                            [signature page follows]

                IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

GENOME THERAPEUTICS CORP.

By:
        -------------------------------------
        Steven M. Rauscher
        President and Chief Executive Officer

AMGEN INC.

By:
        -------------------------------------
        Kevin W. Sharer
        Chairman of the Board, Chief Executive Officer
        and President

                                       S-1